UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	May 13, 2009

SBT Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

000-51832	20-4343972
(Commission File Number)	(IRS Employer Identification No.)

760 Hopmeadow Street, P.O. Box 248, Simsbury, CT	06070
(Address of Principal Executive Offices)	(Zip Code)

(860) 408-5493
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events.

On May 12, 2009, SBT Bancorp, Inc. announced the declaration of a quarterly cash dividend of $0.12 per share of common stock.  The dividend will be payable on June 15, 2009 to shareholders of record on May 29, 2009.

On May 13, 2009, SBT Bancorp, Inc. issued a press release entitled "SBT Bancorp Announces Quarterly Dividend", a copy of which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 -  Financial Statements and Exhibits.

(d)   Exhibits

99.1      Press Release of SBT Bancorp, Inc. dated May 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SBT BANCORP, INC.

		By:	/s/ Martin J. Geitz
		Name:	Martin J. Geitz
		Title:	President and Chief Executive Officer

Dated:	May 13, 2009

Exhibit Index

Exhibit No.	Description

99.1	Press Release of SBT Bancorp, Inc. dated May 13, 2009